UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Entergy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 5, 2017

ENTERGY CORPORATION
Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 7, 2017
Date:   May 5, 2017 Time: 10:00 a.m. Central Time
Location: Little Rock Statehouse Convention Center
101 E. Markham Street
Little Rock, Arkansas 72201

ENTERGY CORPORATION 639 LOYOLA AVENUE NEW ORLEANS, LA 70113
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
ANNUAL REPORT NOTICE AND PROXY STATEMENT
How to View Online:
Have the 16-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or EMAlL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)BY INTERNET:www.proxyvote.com
2)BY TELEPHONE:1-800-579-1639
3)BY E-MAIL:sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 16-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2017 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the meeting can be found on our website at www.entergy.com/investor_relations/2016_publications.aspx.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 16-Digit Control Number available and follow the instructions.
Vote By Telephone: In the United States and Canada, you can vote by calling 1-800-690-6903.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR all of the nominees:

1.Election of Directors

Nominees:

1a.M. S. Bateman

1b.P. J. Condon

1c.L. P. Denault

1d.K. H. Donald

1e.P. L. Frederickson

1f.A. M. Herman

1g.D. C. Hintz

1h.S. L. Levenick

1i.B. L. Lincoln

1j.K. A Puckett

1k.W. J. Tauzin

The Board recommends you vote FOR the following proposals:

2. Advisory Vote to Approve Named Executive Officer Compensation.

The Board recommends you vote for 1 Year:

3. Recommend The Frequency of Advisory Votes on Executive Officer Compensation.

The Board recommends you vote FOR the following proposal:

4. Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2017.

The Board recommends you vote AGAINST the following proposal:

5. Shareholder Proposal Regarding Report on Distributed Renewable Generation Resources.

NOTE: To act upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.